SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 5, 2004

                            RIVER CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                   000-29463             51-0392750
(State or other jurisdiction of      (Commission           (IRS Employer
        incorporation)               File Number)        Identification No.)

        130 KING STREET WEST, SUITE 3680, TORONTO, ONTARIO M5X 1B1 CANADA
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (416) 366-2856

                            BALLISTIC VENTURES, INC.
          (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

The registrant announced that effective June 5, 2004, it has changed its name to River Capital Group, Inc. The new CUSIP number for the common stock is 768035 10
7. The common stock will now trade under the symbol "RCGI."

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired: Not applicable

(b) Pro forma financial information: Not applicable

(c) Exhibits:

         REGULATION
         S-B NUMBER                         DOCUMENT

            2.1 Certificate of Amendment to the Certificate of Incorporation


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RIVER CAPITAL GROUP, INC.



June 5, 2004                         By:  /s/ HOWARD J. TAYLOR
                                        ----------------------------------------
                                        Howard J. Taylor, President